UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): November 21, 2003





                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                        0-11688               95-3889638
          --------                        -------               ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

    Lakepointe Centre I,
  300 E. Mallard, Suite 300
       Boise, Idaho                                               83706
       ------------                                               -----
(Address of principal executive                                 (Zip Code)
         offices)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On June 10, 2003, the Company entered into a non-binding letter of intent with a potential buyer of the Company's Oak Ridge facility assets, including certain licenses, buildings and equipment, for a nominal sales price along with buyer assumption of specified liabilities. On November 3, 2003 the parties extended the non-binding letter of intent until December 5, 2003.

On November 21, 2003, the potential buyer of the Oak Ridge facility notified the Company that its board of directors was not prepared to proceed with the purchase transaction as contemplated by the letter of intent. While the Company will continue discussions with this party, the Company intends to continue preparing the property for sale, with the intent to solicit additional offers for these assets from other potentially qualified buyers.

The Company's primary financial assurance policies expired on September 27, 2003, but were extended to December 19, 2003. Due to the ongoing efforts to sell the facility, the insurance company may require additional collateral as of December 19, 2003. No assurance can be given that the Company will reach agreement with the insurance company.


This Form 8-K contains forward-looking statements related to unknown risks and uncertainties. These risks include, but are not limited to access to capital, as well as compliance with and changes to applicable laws and regulations, exposure to litigation, access to insurance and financial assurances, new technologies, competitive environment, labor issues, loss of major contracts, and ability to economically dispose of the Oak Ridge facility. The audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2002 contains additional risk factors and an expanded disclosure of these risks. When the Company uses words like "may," "believes," "expects," "anticipates," "should," "estimate," "project," "plan," their opposites and similar expressions, the Company is making forward-looking statements. These terms are most often used in statements relating to business plans, strategies, anticipated benefits or projections about the anticipated revenues, earnings or other aspects of our operating results. The Company makes these statements in an effort to keep stockholders and the public informed about our business based on our current expectations about future events. Such statements should be viewed with caution and are not guarantees of future performance or events. Our business is subject to uncertainties, risks and other influences, many of which the Company has no control over. Additionally, these factors, either alone or taken together, could have a material adverse effect on the Company and could change whether any forward-looking statement ultimately turns out to be true. The Company undertakes no obligation to publicly release updates or revisions to these statements. The above discussion should be read in conjunction with the audited consolidated financial statements and the notes thereto filed on Form 10-K for the year ending December 31, 2002 as well as the subsequent quarterly updates on Form 10Q.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               AMERICAN ECOLOGY CORPORATION
                               (Registrant)

Date:  November 24, 2003       By: /S/ James R. Baumgardner
                               James R. Baumgardner
                               Senior Vice President and Chief Financial Officer


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